CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 12, 2017

Date of Report

(Date of Earliest Event Reported)

DYNARESOURCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30371	94-1589426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039

(Address of principal executive offices (zip code))

(972) 868-9066

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On December 12, 2017, DynaResource, Inc. (the “Company”) received a communication from the Company’s independent accounting firm, MaloneBailey LLP (“MaloneBailey”), that the firm is declining to stand for reappointment as the Company’s auditor for the 2017 audit.

MaloneBailey’s report on the Company’s financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were such financial statements qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2016 and 2015, and through the interim period ended December 12, 2017, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the fiscal years ended December 31, 2016 and 2015, and through the interim period ended December 12, 2017, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K) except for .

On April 26, 2017, MaloneBailey communicated to the Company that MaloneBailey considered the following deficiencies in the Company’s internal control to be material weaknesses. The Company included reference to these same material weaknesses in its Annual Report on Form 10-K, filed April 26, 2017, under Item 9A, Controls and Procedures / Management's Annual Report on Internal Control Over Financial Reporting:

o	The limited accounting staff prevent the desired multiple checks and balances prior to processing daily operations.
o	The limited Company staff requires specialized outside accounting assistance to implement additional procedures that are effective, and another review to the process, to ensure that all material information required to be filed in the annual report on Form 10-K has been made known to them.

The Company has provided MaloneBailey with a copy of this Form 8-K and requested that MaloneBailey provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements related to them made by the Company in this report. A copy of MaloneBailey’s letter, dated December 15, 2017, is attached as Exhibit 16.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from MaloneBailey LLP

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC.
(Registrant)

By: /s/ K.W. Diepholz
Name: K.W. Diepholz
Title: Chairman and CEO

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